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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported) December 18, 1998


                         IMPAC MORTGAGE HOLDINGS, INC.
               (Name of registrant as specified in its charter)

               Maryland                                     33-0675505
      (State or other jurisdiction                       (I.R.S. employer
   of incorporation or organization)                  identification number)

            20371 Irvine Avenue
        Santa Ana Heights, California                         92707
   (Address of principle executive offices)                (Zip Code)

                   Issuer's telephone number:  (714)556-0122

   ________________________________________________________________________
         (Former name or former address, if changed since last report)

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Item 5. Other Events

     Risk Factors. In order to update those risk factors previously filed with the Commission by the Registrant, and to provide current information for secondary trading purposes, Registrant is hereby filing these Risk Factors identifying important factors that could cause Registrant's actual consolidated results of operations to differ materially from those projected in the forward-looking statements made by or on behalf of the Registrant. Certain of these Risk Factors are also intended to inform investors of the most significant factors that should be considered in making an investment in the Registrant's securities. These Risk Factors revise and update those previously filed with the Commission by the Registrant. The information contained in the Risk Factors, which are attached as Exhibit 99 hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     99   Risk Factors.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 18, 1998


                                          IMPAC MORTGAGE HOLDINGS, INC.


                                          BY: /s/ Richard Johnson
                                             ---------------------------------
                                              Richard Johnson
                                              Executive Vice President Finance
                                              and Chief Financial Officer

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